Evergreen Select Small Cap Growth Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
20	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Select Small Cap Growth Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity,

LETTER TO SHAREHOLDERS continued

and an improving fiscal climate. Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Thomas L. Holman
Small/Mid Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/28/1995

Class I
Class Inception Date	12/28/1995

6-month return	-4.34%

Average annual return

1 year	-31.34%

5 year	-6.14%

Since portfolio inception	0.85%

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class I does not pay a 12b-1 fee.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).
The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class I shares had a total return of -4.34% for the six-month period ended March 31, 2003. During the same period, the Russell 2000 Growth Index returned 3.34%, while the median return of funds in Lipper's small-cap growth classification was 0.35%. Lipper is an independent monitor of mutual fund performance.

What factors most influenced performance during the period?

General uncertainty about the economy and heightened international tensions that culminated with war with Iraq added to a challenging market for small cap growth stocks during the six months that ended March 31, 2003. Stocks that tended to perform relatively well during a challenging period included selected technology, energy and healthcare companies.

Technology companies with the potential for rapid earnings increases, such as in the semiconductor manufacturing industry, tended to outperform the market, despite their traditional high volatility. Overall, rising oil and natural-gas prices helped the energy industry, which we tended to emphasize. Energy stocks in general gained during the first five months of the period before fading in March 2003.

In the healthcare sector, several biotechnology companies showed strong results. At the same time, healthcare stocks in general attracted investors seeking consistent earnings during a period of slowing economic growth. Pharmaceutical companies and distributors performed particularly well, while several biotechnology companies reported encouraging results, and healthcare providers lagged.

The higher costs of energy, combined with harsh winter weather in many parts of the country, led to poor performance by many transportation companies in the final three months of the period.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total Net Assets	$103,494,476

Number of Holdings	86

Beta	1.35

R-squared	0.63

P/E Ratio	22.1x

A new portfolio management team took responsibility for the fund in February 2003. How would you describe your investment strategy?

We are repositioning the portfolio to be consistent with the portfolio of Evergreen Growth Fund, a small cap growth fund with a strong, long-term record. Our strategy is to focus on small companies which generate strong internal returns and are able to increase market share. We think the ability to gain market share is always important, but is particularly appropriate during a time when economic growth is uncertain.

When we find companies that meet these standards, we pay careful attention to stock valuation. We are willing to be patient and postpone an initial investment until the stock trades at an attractive price. Finally, we are disciplined to sell a position and take profits when a stock hits its price targets. In a volatile market, we remain focused on

PORTFOLIO MANAGER INTERVIEW continued

our discipline and doing the fundamental analysis necessary for our buy and sell decisions.

TOP 10 HOLDINGS

(as a percentage of 3/31/2003 net assets)

Stericycle, Inc.	2.3%

Wilson Greatbatch Technologies, Inc.	2.2%

Education Management Corp.	2.2%

ANSYS, Inc.	2.2%

Strayer Education, Inc.	2.1%

United Natural Foods, Inc.	2.0%

Arbitron, Inc.	2.0%

Cott Corp.	2.0%

LifePoint Hospitals, Inc.	1.9%

Power Integrations, Inc.	1.9%

TOP 5 SECTORS

(as a percentage of 3/31/2003 net assets)

Industrials	23.4%

Information Technology	22.2%

Health Care	18.0%

Consumer Discretionary	12.9%

Energy	6.6%

What is your investment outlook?

We intend to continue to invest in companies with good outlooks and strong balance sheets. The first quarter of 2003 was heavily influenced by short-term momentum swings in the market, affected by the war and rapidly changing investor sentiment. In the near term, we expect that a number of companies will report disappointing earnings for the first quarter because of the combined effects of poor weather, high fuel costs, a fall-off in consumer confidence and worries over the war in Iraq. We anticipate that economic progress may continue to be sluggish during the first half of this year, but that the economy may pick up momentum in the second half.

We are positioning the fund's technology weighting to be consistent with the Russell 2000 Growth Index. Within the sector, we have de-emphasized both cellular handset manufacturers and computer companies because of our concerns about excessive inventories. Conversely, we have overweighted analog semiconductor manufacturers, as we expect corporations to upgrade their technology platforms in the coming months. In addition, semiconductor stocks should be helped by current low inventories.

Within the consumer discretionary sector, our overall weighting is above that of the Russell 2000 Growth Index. However, we have emphasized specialty retailers and home furniture and rug companies that should benefit as housing construction and renovation continues. We also have overweighted media and broadcasting industries as we believe recent declines in advertising revenues will be short-lived and that ad spending should revive at the end of the war with Iraq.

We have reduced our defense-related stocks as we believe the war with Iraq will be over within a relatively short time and that defense spending will be held back by growing budget deficits.

In the healthcare sector, we are looking for opportunities among biotechnology companies, particularly those that have strong balance sheets and products in advance stages of the drug testing process. We also are overweighted in the

PORTFOLIO MANAGER INTERVIEW continued

pharmaceutical and healthcare provider industries, which we think should do well in uncertain economic times.

Within the cyclical industries, we will be alert for opportunities among companies with very inexpensive stocks. In this light, we believe recent poor performance by trucking and air freight companies may be temporary and they could become increasingly attractive as the year progresses.

Although we think industrial manufacturers are likely to report disappointing first-quarter earnings, the industry offers interesting opportunities. These highly cyclical companies should rebound as the economy starts to recover. As the year progresses, we expect to increase our focus on manufacturers.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)
		Year Ended September 30,		Year Ended June 30,				Year Ended February 28, 1998[3]
		2002	2001[1]	2001	2000	1999	1998[2]
CLASS I
Net asset value, beginning of period	$8.52	$9.68	$12.94	$22.76	$13.65	$13.12	$13.23	$11.28
Income from investment operations
Net investment loss	-0.02	-0.05	-0.02	-0.04	-0.07	-0.08	-0.03	-0.06
Net realized and unrealized gains or losses on securities	-0.35	-1.11	-3.24	-6.22	9.18	0.63	-0.08	2.48
Total from investment operations	-0.37	-1.16	-3.26	-6.26	9.11	0.55	-0.11	2.42
Distributions to shareholders
from net realized gains	0	0	0	-3.56	0	-0.02	0	-0.47
Net asset value, end of period	$8.15	$8.52	$9.68	$12.94	$22.76	$13.65	$13.12	$13.23
Total return	-4.34%	-11.98%	-25.19%	-29.67%	66.74%	4.22%	-0.83%	21.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$103,494	$106,182	$114,796	$143,801	$159,444	$70,114	$69,283	$47,524
Ratios to average net assets
Expenses[4]	0.88%[5]	0.87%	0.87%[5]	0.86%	0.93%	1.02%	1.01%[5]	0.92%
Net investment loss	-0.37%[5]	-0.50%	-0.69%[5]	-0.31%	-0.42%	-0.68%	-0.62%[5]	-0.48%
Portfolio turnover rate	107%	182%	47%	285%	312%	165%	54%	166%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the four months ended June 30, 1998. The fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

3.  Net investment loss per share is based on average shares outstanding during the period.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 92.0%
CONSUMER DISCRETIONARY 12.9%
Hotels, Restaurants & Leisure 2.3%
Panera Bread Co., Class A *	29,200	$ 890,308
Shuffle Master, Inc. * (p)	72,600	1,462,963
2,353,271
Media 5.8%
Cumulus Media, Inc., Class A *	52,100	758,576
DoubleClick, Inc. *	172,300	1,338,771
Emmis Broadcasting Corp., Class A *	51,100	862,568
Insight Communications, Inc., Class A *	145,800	1,742,310
Radio One, Inc., Class D *	63,300	838,092
Spanish Broadcasting System, Inc., Class A *	75,000	460,500
6,000,817
Specialty Retail 4.8%
Gymboree Corp. *	93,200	1,401,728
Hot Topic, Inc. *	57,550	1,341,490
Pacific Sunwear of California, Inc. *	70,000	1,424,500
Too, Inc. *	47,800	793,958
4,961,676
CONSUMER STAPLES 5.6%
Beverages 2.0%
Cott Corp. *	117,400	2,060,370
Food & Drug Retailing 2.0%
United Natural Foods, Inc. *	82,400	2,101,200
Food Products 1.6%
NBTY, Inc. *	85,600	1,622,976
ENERGY 6.6%
Energy Equipment & Services 2.6%
Cal Dive International, Inc. *	62,600	1,127,426
National Oilwell, Inc. *	23,900	535,121
Oceaneering International, Inc. *	12,600	275,310
Patterson UTI Energy, Inc. *	15,700	508,052
Superior Energy Services, Inc. *	31,200	266,760
2,712,669
Oil & Gas 4.0%
Chesapeake Energy Corp.	172,000	1,351,920
Comstock Resources, Inc. *	94,400	953,440
Evergreen Resources *	12,200	552,782
Ultra Petroleum Corp. *	147,600	1,303,308
4,161,450
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS 1.8%
Banks 0.4%
W Holding Company, Inc.	23,300	$ 427,788
Diversified Financials 0.8%
Doral Financial Corp.	22,100	781,235
Insurance 0.6%
HCC Insurance Holdings, Inc.	26,300	672,228
HEALTH CARE 18.0%
Biotechnology 4.7%
ILEX Oncology, Inc. *	91,100	843,586
Sangstat Medical Corp. *	144,500	1,417,545
Serologicals Corp. *	153,500	1,304,750
Trimeris, Inc. * (p)	31,200	1,284,816
4,850,697
Health Care Equipment & Supplies 8.5%
Albany Molecular Research, Inc. *	83,400	1,243,494
BioReliance Corp. *	85,200	1,646,064
Conceptus, Inc. * (p)	127,500	1,147,500
Cyberonics, Inc. *	38,900	832,071
Orthofix International NV *	61,300	1,667,360
Wilson Greatbatch Technologies, Inc. *	82,300	2,303,577
8,840,066
Health Care Providers & Services 3.4%
Amsurg Corp. *	60,200	1,517,040
LifePoint Hospitals, Inc. *	80,300	2,016,333
3,533,373
Pharmaceuticals 1.4%
Medicines Co. *	76,500	1,425,960
INDUSTRIALS 23.4%
Aerospace & Defense 1.5%
Engineered Support Systems, Inc.	26,050	1,019,857
Esco Technologies, Inc. *	15,000	492,000
1,511,857
Air Freight & Couriers 1.3%
UTI Worldwide, Inc.	49,100	1,374,800
Commercial Services & Supplies 10.7%
Arbitron, Inc. *	66,100	2,095,370
Education Management Corp. *	57,800	2,298,706
Fair, Issac & Co., Inc.	19,500	990,990
Global Payments, Inc.	37,400	1,141,448
Stericycle, Inc. *	63,400	2,383,206
Strayer Education, Inc.	40,500	2,223,450
11,133,170
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 1.2%
EPIQ Systems, Inc. *	64,200	$ 1,232,640
Machinery 3.5%
CLARCOR, Inc.	14,800	535,760
Idex Corp.	53,300	1,545,700
Kennametal, Inc.	15,700	441,641
Oshkosh Truck Corp.	17,100	1,065,330
3,588,431
Road & Rail 4.3%
Covenant Transport, Inc., Class A *	100,400	1,705,796
Heartland Express, Inc. *	49,900	957,082
Knight Transportation, Inc. *	43,100	848,639
P.A.M. Transportation Services, Inc. *	41,800	914,584
4,426,101
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A *	60,900	973,791
INFORMATION TECHNOLOGY 22.2%
Communications Equipment 0.6%
Foundry Networks, Inc. *	62,700	504,108
Globespan Virata, Inc. *	35,100	157,950
662,058
Computers & Peripherals 1.1%
Western Digital Corp. *	126,300	1,144,278
Electronic Equipment & Instruments 3.1%
Actuant Corp., Class A *	21,400	752,210
Benchmark Electronics, Inc. *	15,700	444,781
Power Integrations, Inc. *	96,800	2,006,664
3,203,655
Internet Software & Services 0.5%
Agile Software Corp. *	77,600	498,192
IT Consulting & Services 3.2%
Acxiom Corp. *	63,100	1,061,973
Alliance Data Systems Corp. *	66,200	1,125,400
Mantech International Corp., Class A *	77,200	1,144,027
3,331,400
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductor Equipment & Products 6.8%
ATMI, Inc. *	69,300	$ 1,334,718
Cymer, Inc. *	39,600	936,540
Exar Corp. *	70,200	892,242
Genesis Microchip, Inc. *	40,000	499,200
Integrated Circuit System, Inc. *	47,400	1,028,580
LTX Corp. *	140,700	703,500
Micrel, Inc. *	109,600	1,010,512
Semtech Corp. *	43,000	651,450
7,056,742
Software 6.9%
ANSYS, Inc. *	93,500	2,239,325
Cognizant Technology Solutions Corp., Class A *	21,900	1,474,965
Documentum, Inc. *	58,600	768,832
MRO Software, Inc. *	136,000	932,960
Netscreen Technologies Insurance *	40,200	674,556
Vastera, Inc. *	93,700	356,997
Verity, Inc. *	48,000	664,800
7,112,435
MATERIALS 1.1%
Chemicals 1.1%
Georgia Gulf Corp.	56,400	1,135,332
TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunications Services 0.4%
Nextel Partners, Inc., Class A *	71,700	361,368
Total Common Stocks		95,252,026
SHORT-TERM INVESTMENTS 11.7%
MUTUAL FUND SHARES 11.7%
Evergreen Institutional Money Market Fund (o)	8,163,069	8,163,069
Navigator Prime Portfolio (pp)	3,908,382	3,908,382
Total Short-Term Investments		12,071,451
Total Investments (cost $109,410,084) 103.7%		107,323,477
Other Assets and Liabilities (3.7%)		(3,829,001)
Net Assets 100.0%		$ 103,494,476

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 109,410,084
Net unrealized losses on securities	(2,086,607)

Market value of securities	107,323,477
Receivable for securities sold	903,242
Receivable for Fund shares sold	4,713
Receivable for securities lending income	770
Dividends receivable	19,963
Prepaid expenses and other assets	12,653

Total assets	108,264,818

Liabilities
Payable for securities purchased	743,192
Payable for Fund shares redeemed	105,198
Payable for securities on loan	3,908,382
Advisory fee payable	2,036
Due to other related parties	288
Accrued expenses and other liabilities	11,246

Total liabilities	4,770,342

Net assets	$ 103,494,476

Net assets represented by
Paid-in capital	$ 189,729,366
Undistributed net investment loss	(201,995)
Accumulated net realized losses on securities	(83,946,288)
Net unrealized losses on securities	(2,086,607)

Total net assets	$ 103,494,476

Shares outstanding -- Class I	12,700,444

Net asset value per share -- Class I	$ 8.15

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $52)	$ 230,674
Securities lending income	42,835

Total investment income	273,509

Expenses
Advisory fee	381,100
Administrative services fee	53,967
Transfer agent fee	2,932
Trustees' fees and expenses	1,327
Printing and postage expenses	5,756
Custodian fee	10,565
Registration and filing fees	9,581
Professional fees	10,702
Other	446

Total expenses	476,376
Less: Expense reductions	(1,073)

Net expenses	475,303

Net investment loss	(201,794)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(16,374,044)
Net change in unrealized gains or losses on securities	11,642,000

Net realized and unrealized gains or losses on securities	(4,732,044)

Net decrease in net assets resulting from operations	$ (4,933,838)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended		Year Ended
	March 31, 2003		September 30,
	(unaudited)		2002

Operations
Net investment loss		$ (201,794)		$ (647,606)
Net realized losses on securities		(16,374,044)		(10,041,209)
Net change in unrealized gains or losses on securities		11,642,000		(4,358,690)

Net decrease in net assets resulting from operations		(4,933,838)		(15,047,505)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	1,188,606	10,390,275	2,733,199	29,094,806
Payment for shares redeemed	(949,037)	(8,144,007)	(2,133,237)	(22,661,692)

Net increase in net assets resulting from capital share transactions		2,246,268		6,433,114

Total decrease in net assets		(2,687,570)		(8,614,391)
Net assets
Beginning of period		106,182,046		114,796,437

End of period		$ 103,494,476		$ 106,182,046

Undistributed net investment loss		$ (201,995)		$ (201)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Select Small Cap Growth Fund (the "Fund") is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Institutional ("Class I") shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.71% and declining to 0.56% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $14,885 to Wachovia Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $110,941,394 and $113,363,129, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $3,583,234 and $3,908,382, respectively.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $109,410,084. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,341,637 and $8,428,244, respectively, with a net unrealized depreciation of $2,086,607.

As of September 30, 2002, the Fund had $55,976,448 in capital loss carryovers for federal income tax purposes with $6,476,557 expiring in 2008, $49,387,972 expiring in 2009 and $111,919 expiring in 2010.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2002, the Fund incurred and elected to defer post-October losses of $10,737,443.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,073, which represents 0.00% of its average daily net assets.

7. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

9. REORGANIZATION

At a special meeting of the Board of Trustees held on February 11, 2003, the Trustees of the Fund approved a Plan of Reorganization (the "Plan"). Under the Plan, Evergreen Growth Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the identified liabilities of the Fund in exchange for shares of Evergreen Growth Fund.

A special meeting of shareholders of the Fund will be held on May 30, 2003 to consider and vote on the Plan. On or about April 11, 2003, materials for this meeting were mailed to shareholders of record on February 28, 2003.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566387   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034